                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

FILED BY THE REGISTRANT /x/     FILED BY A PARTY OTHER THAN THE REGISTRANT / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

/x/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section240.14a-11(c) or Section240.14a-12

                         CRA Managed Care, Inc.
            (Name of Registrant as Specified In Its Charter)

                         CRA Managed Care, Inc.
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
    or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

/ / Fee paid previously by written preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                             CRA MANAGED CARE, INC.
                                   NOTICE OF
                    THE 1997 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

    The Annual Meeting of the Stockholders of CRA MANAGED CARE, INC. will be held on May 6, 1997, at 10:00 a.m. at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts, for the following purposes:

    1. To elect two directors, to serve for a term of three years as more fully described in the accompanying Proxy Statement.

    2. To consider and act upon a proposal to amend certain provisions of the CRA Managed Care, Inc. 1994 Time Accelerated Restricted Stock Option Plan as set forth on Appendix A to the accompanying Proxy Statement.

    3. To consider and act upon a proposal to amend certain provisions of the CRA Managed Care, Inc. 1994 Non-Qualified Stock Option Plan for Non-Employee Directors to increase the number of shares to be granted thereunder from 94,000 to 294,000, and to make the further amendments set forth on Appendix B to the accompanying Proxy Statement.

    4. To consider and act upon a proposal to adopt the CRA Managed Care, Inc. 1997 Stock Option Plan.

    5. To consider and act upon a proposal to ratify, confirm and approve the selection of Arthur Andersen LLP as the Company's independent certified public accountants for fiscal year 1997.

    6. To consider and act upon any other business which may properly come before the meeting.

    The Board of Directors has fixed the close of business on March 14, 1997, as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

    PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

By order of the Board of Directors


Joseph F. Pesce,
Senior Vice President--Finance and Administration,
Chief Financial Officer and Treasurer

Boston, Massachusetts
April 4, 1997

                             CRA MANAGED CARE, INC.
                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CRA Managed Care, Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders to be held on May 6, 1997, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is April 4, 1997.

    If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

    The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. The election of the nominees for director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting in person or by proxy at the meeting are required to approve all other matters listed in the notice of the meeting.

    The Company will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, facsimile and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

    The Company's principal executive offices are located at 312 Union Wharf, Boston, Massachusetts 02109, telephone number (617) 367-2163.

                       RECORD DATE AND VOTING SECURITIES

    Only stockholders of record at the close of business on March 14, 1997 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 8,961,985 shares of Common Stock, par value $.01 per share. Each outstanding share of the Company's Common Stock entitles the record holder to one vote.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 28, 1997, by (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each Director, (iii) the Company's Chief Executive Officer and the Company's other executive officers named in the Summary Compensation Table elsewhere in this Proxy Statement and (iv) all of the Company's executive officers and Directors as a group. Except as indicated in the footnotes to this table, the Company believes that the persons named in this table have sole voting and investment power with respect to all the shares of Common Stock indicated.

                                                                                   NUMBER        PERCENT
                                                                                     OF             OF
NAME                                                                             SHARES(1)        CLASS
----------------------------------------------------------------------------  ----------------  ----------
Donald J. Larson (2)........................................................        948,148          10.6%
Joseph F. Pesce.............................................................          2,304              *
John A. McCarthy, Jr........................................................             --             --
Peter R. Gates (3)..........................................................         10,000              *
Anne E. Kirby (4)...........................................................         13,882              *
Lois E. Silverman (5).......................................................        434,147           4.8%
George H. Conrades (6)......................................................         15,666              *
Jeffrey R. Jay, M.D. (7)....................................................         59,217              *
Mitchell T. Rabkin, M.D. (6)................................................         15,866              *
Arlene Osoff, Trustee (8)...................................................        485,323           5.4%
Putman Investment Management, Inc.
The Putman Advisory Company, Inc.(9)........................................      1,204,300          13.4%
All executive officers and directors as a group
  (9 persons)(10)...........................................................      1,470,730          16.3%


------------------------

* Less Than 1%

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes general voting power and/or investment power with respect to securities. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of February 28, 1997 are deemed outstanding for computing the percentage of a person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as otherwise specified below, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The address of this stockholder is c/o CRA Managed Care, Inc., 312 Union Wharf, Boston, Massachusetts 02109. Includes 18,750 shares held of record by trusts created for the benefit of Mr. Larson's children.

(3) Includes 10,000 shares of Common Stock issuable pursuant to currently exercisable stock options.

(4) Includes 12,400 shares of Common Stock issuable pursuant to currently exercisable stock options.

(5) The address of this stockholder is c/o CRA Managed Care, Inc., 312 Union Wharf, Boston, Massachusetts 02109. Includes 23,500 shares held of record by the Michael E. Silverman 1996 Irrevocable Trust dated March 13, 1995, 23,500 shares held of record by the Susan E. Bender 1995 Irrevocable Trust dated March 13, 1995 and 28,500 shares held in the Silverman Family Foundation, Inc. Ms. Silverman disclaims beneficial ownership of the shares held by such trusts and such foundation.

(6) Includes 15,666 shares of Common Stock issuable pursuant to currently exercisable stock options.

(7) The address of Dr. Jay is c/o J.H. Whitney & Co., 177 Broad Street, Stamford, Connecticut 06901. Includes 47,173 shares held of record by J. H. Whitney & Co., and the Whitney 1990 Equity Fund, L.P. ("Whitney Equity Fund") that Dr. Jay may be deemed to beneficially own due to his relationship with such entities. Such beneficial ownership is disclaimed by Dr. Jay, except to the extent of his proportionate interest.

(8) The address of this stockholder is c/o Jansson, 411 Waverly Oak Drive, Waltham, Massachusetts 02154. Consists of 438,323 shares held of record by the Silverman 1996 Grantor Retained Annuity Trust, 23,500 shares held of record by the Michael E. Silverman 1996 Irrevocable Trust dated March 13, 1995 and 23,500 shares held of record by the Susan E. Bender 1995 Irrevocable Trust dated March 13, 1995.

(9) The address of these beneficial owners is One Post Office Square, Boston, Massachusetts 02109. Ownership based upon Schedule 13G filed on or before March 10, 1997.

(10) Includes 38,066 shares of Common Stock issuable pursuant to currently exercisable stock options. Includes 47,173 shares held of record by Whitney and the Whitney Equity Fund that Dr. Jay may be deemed to beneficially own due to his relationship with such entities. Such beneficial ownership is disclaimed by Dr. Jay, except to the extent of his proportionate interest.

                            1. ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes, with each class as nearly equal in number as possible. One class is elected each year for a term of three years. It is proposed that the nominees listed below, whose term expires at this meeting, be elected to serve a term of three years and until their respective successors are duly elected and qualify or until such nominees sooner die, resign or are removed. The Company presently has a Board of Directors comprised of five members.

    The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. If either of such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute or substitutes as the Board of Directors may recommend. Neither nominee is related to any executive officer of the Company or its subsidiaries.

               NAME OF DIRECTOR                               YEAR FIRST
Directors Standing for Election:                               ELECTED A       POSITION WITH THE COMPANY OR PRINCIPAL
Nominated for a Term Ending in 2000:                 AGE       DIRECTOR         OCCUPATION DURING THE PAST FIVE YEARS
-----------------------------------------------      ---      -----------  -----------------------------------------------
Donald J. Larson..........................           46        1978        Mr. Larson, a founder of the Company, has
                                                                           served as President and Chief Executive Officer
                                                                           of the Company since January 1, 1996. From 1988
                                                                           through December 31, 1995, Mr. Larson served as
                                                                           President and Chief Operating Officer of the
                                                                           Company. Prior to founding the Company, Mr.
                                                                           Larson held the position of New England
                                                                           Regional Manager at IntraCorp. Inc., a division
                                                                           of Cigna Corporation. Mr. Larson is a graduate
                                                                           of Boston College and Boston University.

Mitchell T. Rabkin, M.D...................           66        1995        Dr. Rabkin has served as a Director of the
                                                                           Company since February 1995. From July 1966 to
                                                                           September 1996, Dr. Rabkin was Chief Executive
                                                                           Officer of Boston's Beth Israel Hospital, where
                                                                           he currently holds the rank of Professor of
                                                                           Medicine. Since October 1, 1996, Dr. Rabkin has
                                                                           been Chief Executive Officer of CareGroup,
                                                                           Inc., parent corporation of Beth Israel
                                                                           Deaconess Medical Center. Dr. Rabkin is a
                                                                           graduate of Harvard College and received his
                                                                           M.D. from Harvard Medical School.
Directors Continuing in Office:
-------------------------------
Serving a term ending in 1998:

Lois E. Silverman.........................           56        1978        Ms. Silverman, a founder of the Company, has
                                                                           served as the Chairman of the Board since March
                                                                           1994 and as its Chief Executive Officer from
                                                                           1988 to December 31, 1995. Prior to founding
                                                                           the Company, Ms. Silverman held the position of
                                                                           Northeast Regional Manager at IntraCorp., a
                                                                           division of Cigna Corporation. Ms. Silverman is
                                                                           a director of Sun Healthcare Group, Inc., and
                                                                           CareGroup, Inc., parent corporation of Beth
                                                                           Israel Deaconess Medical Center, and serves as
                                                                           a Trustee of Simmons College and Overseer of Tufts
                                                                           Medical School. Ms. Silverman is a graduate of Beth
                                                                           Israel School of Nursing.



                                                              YEAR FIRST
                                                               ELECTED A       POSITION WITH THE COMPANY OR PRINCIPAL
              NAME OF DIRECTOR                      AGE       DIRECTOR         OCCUPATION DURING THE PAST FIVE YEARS
-----------------------------------------------      ---      -----------  -----------------------------------------------

Serving a term ending in 1999:

Jeffrey R. Jay, M.D.......................           38        1994        Dr. Jay has served as a Director of the
                                                                           Company since March 1994. Dr. Jay has been a
                                                                           General Partner of J. H. Whitney & Co.
                                                                           ("Whitney"), a private investment firm, since
                                                                           1993. Dr. Jay has more than ten years
                                                                           experience in venture capital investing. Dr.
                                                                           Jay is a national advisory member of the
                                                                           American Medical Association's Physician
                                                                           Capital Source Committee. Dr. Jay is a graduate
                                                                           of Harvard Business School and received his
                                                                           M.D. from the Boston University School of
                                                                           Medicine. Dr. Jay is a director of Advance
                                                                           ParadigM, Inc., Nitinol Medical Technologies,
                                                                           Inc. and several private companies.

George H. Conrades........................           58        1994        Mr. Conrades has served as a Director of the
                                                                           Company since June 1994. Mr. Conrades has been
                                                                           President and Chief Executive Officer of BBN
                                                                           Corporation since 1994 and has served as
                                                                           Chairman of its Board of Directors since
                                                                           November 1995. From 1992 to 1994, Mr. Conrades
                                                                           was a partner in Conrades/Reilly Associates, a
                                                                           business consulting company. From 1961 to 1992,
                                                                           Mr. Conrades held a number of management
                                                                           positions with International Business Machines
                                                                           Corp., most recently as Senior Vice President
                                                                           for Corporate Marketing and Services. Mr.
                                                                           Conrades is a director of BBN Corporation,
                                                                           Westinghouse Electric Corp. and Cubist
                                                                           Pharmaceuticals, Inc.

             INFORMATION CONCERNING THE BOARD OF DIRECTORS

    During fiscal 1996, there were six meetings of the Board of Directors of the Company. All of the directors attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors during which they served as director and (ii) the total number of meetings held by committees of the Board of Directors on which they served. The Board of Directors does not have a Nominating Committee. Ms. Silverman and Mr. Larson each received compensation as employees of the Company. See "Compensation Committee Interlocks and Insider Participation--Certain Relationships and Related Transactions." During 1996, the Company also reimbursed the travel expenses of Messrs. Laverack and Jay in the aggregate amount of approximately $16,000, in connection with their attending meetings of the Board of Directors of the Company. Directors of the Company who are not employees of the Company receive a fee of $2,000 for each board meeting attended.

    The Board of Directors has a Compensation Committee whose present members are Jeffrey R. Jay, M.D. and George H. Conrades. The Compensation Committee determines the compensation to be paid to key officers of the Company and administers the Company's stock option plans. During fiscal year 1996, there were four meetings of the Compensation Committee.

    The Company also has an Audit Committee whose present members are George
H. Conrades and Jeffrey R. Jay, M.D. The Audit Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditors' fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During fiscal 1996, there were two meetings of the Audit Committee.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

EXECUTIVE COMPENSATION PHILOSOPHY

    Under the supervision of the Compensation Committee, the Company has developed and implemented executive compensation policies, plans and programs which seek to enhance the profitability and value of the Company. The primary objective is to align closely the financial interests of the Company's executives with those of its stockholders. The Compensation Committee believes that equity ownership by management is beneficial in conforming management and stockholder interests in the enhancement of stockholder value.

    The Compensation Committee's philosophy is to integrate management pay with the achievement of annual financial performance goals. The compensation package for each officer is designed to recognize individual initiative and achievement. In establishing compensation, the Compensation Committee incorporates a number of factors to promote both long and short-term performance of the Company. These factors include earnings, market share growth, cost control efforts, balance sheet strength and organizational developments. The compensation for individual executives is based on both company and personal goals, with varying weight being given to individual factors for particular executives.

    The Compensation Committee believes that the Company's overall executive compensation package should enable the Company to obtain and retain the services of top executives. The Company operates with a small team of top executives who are given significant and extensive responsibilities. These executives' duties encompass overall strategic policy of the Company and day-to-day activities in sales, customer communications, product development, marketing and other similar activities. The compensation package is intended to reflect these broad responsibilities.

    The Company's compensation package for its executive officers consists of base salary, annual bonuses, stock option grants and, for certain executive officers, other benefits.

BASE SALARY

    The Compensation Committee sets base salary at the minimum level deemed sufficient to attract and retain qualified executives. By restricting the role of base salary in the compensation package, more of an executive's compensation can be paid in the form of incentives which encourage and reward performance. The base salaries of individual executives are set in light of the responsibilities of the position held and the experience of the individual, with a recognition of the Company's requirements for the top executives to perform many varied tasks.

ANNUAL BONUSES

    The Compensation Committee establishes company performance targets based on the Company's operating earnings each year in connection with potential annual bonuses granted under a current management incentive bonus plan. Executive officers are eligible to receive cash bonuses based upon the achievement of such predetermined performance targets and the executive officer's individual performance, as determined by the Chief Executive Officer of the Company and approved by the Compensation Committee. Special awards may also be awarded under the current management incentive bonus plan as determined by the Chief Executive Officer and approved by the Compensation Committee.

LONG-TERM INCENTIVES

    The Company's stock option program is intended to provide additional incentive to build shareholder value, to reward long-term corporate performance and to promote employee loyalty through stock ownership. Information with respect to stock options held by executive officers (including options granted during the year ended December 31, 1996) is included in the tables following this report. The vesting of options granted has historically been dependent upon the achievement of predetermined performance goals. Nevertheless, the amount realized by a recipient from an option grant will depend on the future appreciation in the price of the Company's Common Stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The Compensation Committee reviewed and approved the compensation of Donald J. Larson, the Chief Executive Officer of the Company during 1996. Mr. Larson participated in the Executive Bonus Plan (as defined below), with his bonus tied to corporate profit goals. His maximum possible bonus was 100% of his base salary. The Compensation Committee believes Mr. Larson was paid a reasonable salary, and his bonus was based upon the same corporate financial goals as the other officers of the Company.

 COMPENSATION COMMITTEE

 Jeffrey R. Jay, M.D.
 George H. Conrades

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    GENERAL

    Dr. Jay and Mr. Conrades served as members of the Compensation Committee during fiscal 1996. Neither Dr. Jay nor Mr. Conrades was an officer or employee of the Company or any of its subsidiaries during fiscal 1996.

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Ms. Silverman and Mr. Larson are the trustees and beneficiaries of Colonial Realty Trust, which leases thirteen office spaces to the Company for an annual aggregate consideration of $726,000. The lease was negotiated in March 1994, at what the Company believes were fair market rental rates at that time.

    Pursuant to the Registration Rights Agreement dated as of March 8, 1994, holders of at least 25% of the shares of Common Stock subject to the Registration Rights Agreement (excluding Mr. Silverman and Mr. Larson) may require the Company to effect the registration of shares of Common Stock held by such parties for sale to the public on three occasions, subject to certain conditions and limitations. In addition, under the terms of the Registration Rights Agreement, if the Company proposes to register any of its securities under the Securities Act of 1933, as amended, whether for its own account or otherwise, the parties to the Registration Rights Agreement (including Ms. Silverman and Mr. Larson) are entitled to receive notice of such registration and to include their shares therein, subject to certain conditions and limitations. The Company has agreed to pay fees, costs and expenses of any registration effected on behalf of the parties to the Registration Rights Agreement (other than underwriting discounts and commissions).

    Lois E. Silverman and Donald J. Larson are each party to separate employment agreements with the Company, dated as of March 8, 1994 (the "Employment Agreements"). Mr. Larson agreed to devote his full time and best efforts to the performance of his duties to the Company. The Employment Agreements have initial terms of five years unless earlier terminated as provided therein. The terms of the Employment Agreements may be automatically renewed for additional one year terms, subject to limitations contained therein. The Company may terminate
Ms. Silverman and/or Mr. Larson for cause, as defined therein, and Ms.
Silverman and Mr. Larson may terminate their respective Employment Agreements for Good Reason, as defined therein. The Employment Agreements contain provisions pursuant to which Ms. Silverman and Mr. Larson agree not to disclose any proprietary information of the Company and also agree not to compete with the Company (in the U.S., Canada or any other country in which the Company does business, or took steps to do business before termination of their employment), or solicit its employees, for the term of the Employment Agreements and up to two years after termination of employment, for any reason. Mr. Larson is to receive an annual salary of $300,000 and is allowed to participate in a bonus plan (the "Executive Bonus Plan"). Both Ms.
Silverman and Mr. Larson also receive similar benefits made available by the Company to its executive employees.

    Ms. Silverman's employment agreement was amended as of January 24, 1996 in connection with her resignation as Chief Executive Officer of the Company (effective January 1, 1996). Pursuant to this amendment, the Whitney entities and their affiliates and Mr. Larson have agreed to vote their shares of Common Stock in their favor of electing Ms. Silverman as a director of the Company, and she is to remain an employee of the Company, through March 8, 1999, so long as she continues to hold at least one-third of the number of shares of Common Stock of the Company which she held on January 24, 1996. Ms. Silverman is to continue in the role as Chairman of the Board of Directors of the Company and remains subject to the termination rights contained in her employment agreement. Ms. Silverman received a salary of $250,000 per year during the six month period from January 1, 1996 to June 30, 1996, and a salary of $100,000 per year commencing July 1, 1996. Ms. Silverman is no longer entitled to participate in the Executive Bonus Plan. Ms. Silverman was also granted one demand registration right under the Registration Rights Agreement, subject to certain conditions and limitations.

    The Company entered into letter agreements, dated June 30, 1995, with each of Mr. Pesce, Mr. McCarthy and Ms. Kirby, pursuant to which such individuals are entitled to receive one year's salary, along with certain other benefits, in the event the employment of such individuals is terminated
(i) by the Company without Cause (as defined therein), (ii) by said employee with Good Reason (as defined therein) or (iii) a change in control of the Company takes place and said employees are not offered employment by any successor entity on substantially the same terms and responsibilities he or she had immediately prior to such change in control.

                               PERFORMANCE GRAPH

    The graph set forth below compares the change in the Company's cumulative total stockholder return on its Common Stock (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the period indicated, assuming dividend reinvestment, and (B) the difference between the Company's share price at the end of the period and May 3, 1995, the date the Company's Common Stock commenced trading on the Nasdaq National Market; by (ii) the share price at May 3, 1995, with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and the cumulative total return of the Nasdaq Health Service Stocks Index (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Health Service Stocks Index on May 3, 1995, and reinvestment of all dividends). Historically, the Company has not paid dividends.


                                           5/3/95              12/31/95            12/31/96
                                           ------              --------            --------

CRA                                       $100.00               $136.72              281.25
Nasdaq Health Services Stocks Index       $100.00               $136.81              137.00
Nasdaq Stock Market (U.S.) Index          $100.00               $125.76              154.70

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Company and its subsidiaries for the Company's fiscal year ended December 31, 1996 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                       ANNUAL COMPENSATION                    SECURITIES
                                      -----------------------------------------------------   UNDERLYING
                                                                             OTHER ANNUAL      OPTIONS/         ALL OTHER
                                        YEAR       SALARY        BONUS     COMPENSATION (1)   SARS(#)(2)    COMPENSATION (3)
                                      ---------  -----------  -----------  ----------------  -------------  -----------------
Donald J. Larson                       1996      $250,000      $161,000             --          100,000            3,000
  President and Chief                  1995       250,000        87,500             --               --            4,620
  Executive Officer                    1994       258,654        98,000(4)          --               --            3,880

Joseph F. Pesce                        1996     $235,000       $108,100         $14,955          90,000            3,000
  Senior Vice President-               1995      225,000        134,375           1,575           9,700            2,250
  Finance and Administrative,          1994       50,000(5)      50,000(6)          --           47,000               --
  Chief Financial Officer and
  Treasurer

John A. McCarthy, Jr.                  1996     $203,692       $108,100         $ 6,767          90,000           15,000
  Senior Vice President-Cost           1995      144,192         56,250             586          28,500            1,484
  Containment and Corporate            1994       59,231(5)      15,000              --          23,500               --
  Development

Peter R. Gates                         1996     $ 80,769(7)    $ 38,333(8)           --          75,000               --
  Senior Vice President-
  Marketing and Sales

Anne E. Kirby                          1996     $152,769       $ 71,760         $ 5,796          10,000            3,000
  Vice President-Marketing             1995      140,400         52,500             586           5,000            2,868
  and Product Development              1994      137,554         15,000              --          47,000            3,051

------------------------

(1) Represents the discount received on the purchase of stock pursuant to the CRA Managed Care, Inc. 1995 Employee Stock Purchase Plan.

(2) Represents the number of shares of Common Stock issuable upon exercise of options granted to the Named Executive Officers.

(3) Represents matching contributions by the Company to its 401(k) Plan.

(4) This amount was paid by the Company to Mr. Larson as a bonus in connection with the Recapitalization.

(5) Messrs. Pesce and McCarthy joined the Company in October 1994 and August 1994, respectively. On an annualized basis, such individuals would have been paid cash compensation in excess of the amounts shown in the table for 1994.

(6) Does not include an additional $25,000 paid to Mr. Pesce in consideration of certain benefits forfeited upon termination of his prior employment.

(7) Mr. Gates joined the Company in August 1996. On an annualized basis, Mr. Gates would have been paid cash compensation in excess of the amounts shown in the table for 1996.

(8) Does not include an additional $30,000 paid to Mr. Gates in consideration of certain benefits forfeited upon termination of his prior employment.

GRANTS OF STOCK OPTIONS

    The following table sets forth certain information with respect to individual grants of stock options to the Named Executive Officers during the year ended December 31, 1996.

                             1996 OPTION GRANTS

                                                      INDIVIDUAL GRANTS
                         ---------------------------------------------------------------------------
                                                                                                         POTENTIAL REALIZABLE
                                                                                                       VALUE AT ASSUMED ANNUAL
                              NUMBER OF                                                                  RATES OF STOCK PRICE
                             SECURITIES          % OF TOTAL                                                APPRECIATION FOR
                             SECURITIES        OPTIONS GRANTED                                             OPTION TERM (2)
                             UNDERLYING         TO EMPLOYEES      EXERCISE      GRANT    EXPIRATION   --------------------------
NAME                     OPTIONS GRANTED(1)        IN 1996          PRICE       DATE        DATE           5%           10%
-----------------------  -------------------  -----------------  -----------  ---------  -----------  ------------  ------------
Donald J. Larson                100,000               15.24%      $48.50       12/10/96     6/10/07     $3,247,642     $8,358,633

Joseph F. Pesce                  20,000                3.05%      $22.13         1/3/96      7/3/07        296,372        782,790
                                 25,000                3.81%      $36.12        4/10/96    10/10/06        604,664      1,556,257
                                 45,000                6.86%      $48.50       12/10/96     6/10/07      1,461,439      3,761,385
                                 ------                -----                                             ---------     ----------
                                 90,000               13.72%                                             2,362,475      6,080,432

John A. McCarthy, Jr.            20,000                3.05%      $22.13         1/3/96      7/3/06        296,372        762,790
                                 25,000                3.81%      $36.12        4/10/96    10/10/06        604,664      1,556,257
                                 45,000                6.86%      $48.50       12/10/96     6/10/07      1,461,439      3,761,385
                                 ------                -----                                             ---------     ----------
                                 90,000               13.72%                                             2,362,475      6,080,432

Peter R. Gates                   50,000                7.62%      $41.35         8/5/96      2/5/07      1,385,438      3,565,776
                                 25,000                3.81%      $48.50       12/10/96     6/10/07        811,911      2,089,658
                                 ------                -----                                             ---------     ----------
                                 75,000               11.43%                                             2,197,349      5,655,434

Anne E. Kirby                    10,000                1.52%      $36.12        4/10/96    10/10/96        241,866        622,503

------------------------

(1) These options provide for accelerated vesting each year with respect to ten to twenty percent of the shares subject to the option in the event certain financial tests are met, commencing with respect to the fiscal year ended December 31, 1996.

(2) The potential realizable value of the options reported above was calculated by assuming 5% and 10% annual rates of appreciation above the exercise price of the Common Stock from the date of grant of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Common Stock of the Company. The actual value realized from the options could be higher or lower than the values reported above, depending upon the future appreciation or depreciation of the Common Stock during the option period, the optionholder's continued employment through the option period and the timing of exercise of the options.

STOCK OPTION EXERCISES AND DECEMBER 31, 1996 STOCK OPTION VALUE

    Set forth in the table below is information concerning the value of stock options exercised during 1996 and stock options held at December 31, 1996 by the Named Executive Officers of the Company.

                     AGGREGATE OPTION EXERCISES DURING 1996
                   AND OPTION VALUES AS OF DECEMBER 31, 1996



                                                                     NUMBER OF SHARES UNDERLYING        VALUE OF UNEXERCISED
                                                                            UNEXERCISED                 IN-THE-MONEY OPTIONS
                                                                    OPTIONS AT DECEMBER 31, 1996(#)    AT DECEMBER 31, 1996($)(1)
                                                                    -------------------------------    --------------------------
                                             SHARES         VALUE
                                           ACQUIRED ON    REALIZED    --------------------------     --------------------------
NAME                                      EXERCISE (#)       ($)      EXERCISABLE  UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
----------------------------------------  -------------  -----------  -----------  -------------     -----------  -------------
Donald J. Larson........................       --            --           --            100,000            --            --
Joseph F. Pesce.........................       20,740     $ 767,319       20,340        105,120        $ 562,527    $ 1,455,828
John A. McCarthy, Jr....................       15,100       554,071       19,400        109,500          525,764      1,529,355
Peter R. Gates..........................       --            --           10,000         65,000           36,200        144,800
Anne E. Kirby...........................       19,800       731,788       12,400         29,800          407,644        873,058

------------------------

(1) The amounts set forth represent the difference between the fair market value of the Common Stock underlying the options at December 31, 1996 ($45.00 per share) and the exercise price of the options multiplied by the applicable number of options.

             2 . AMENDMENTS TO THE CRA MANAGED CARE, INC. 1994 TIME
                    ACCELERATED RESTRICTED STOCK OPTION PLAN

    GENERAL INFORMATION

    The 1994 Time Accelerated Restricted Stock Option Plan (the "1994 Plan") was adopted by the Board of Directors on June 6, 1994 and approved by the Company's stockholders on June 6, 1994. The 1994 Plan is intended to encourage ownership of the stock of the Company by employees of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and to provide additional incentive for participants to promote the success of the Company's business. The total number of shares of the Company's Common Stock for which options may be granted under the 1994 Plan is 976,000 shares, subject to proportional adjustment for capital changes.

    PROPOSED AMENDMENT TO THE 1994 PLAN

    The Board of Directors has adopted the amendments to the 1994 Plan set forth on Appendix A hereto, subject to approval by the stockholders. If so approved, the amendments would result in the following changes to the 1994 Plan: (i) eliminate the requirement set forth in Section 3(b) of the 1994 Plan that the members of a committee designated by the Board of Directors to administer the 1994 Plan be "disinterested persons" as such term was defined under former Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) delete references to "disinterested persons" in Section 3(c) of the 1994 Plan; (iii) add a new Section 3(d) to the 1994 Plan which limits to 500,000 the number of shares of Common Stock with respect to which options may be granted under the 1994 Plan to any employee during any one taxable year of the Company; and (iv) add to Section 12(a) of the 1994 Plan a provision which requires appropriate adjustment of the maximum number of shares that may be granted to optionees in any year in the event any outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock.

    The amendments described in clauses (i) and (ii) of the preceding paragraph are intended to conform the plan to new Rule 16b-3 promulgated under the Exchange Act, which became effective in 1996. The amendments described in clauses (iii) and (iv) of the preceding paragraph are intended to comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which requires, among other things, that the 1994 Plan contain a per employee per year limitation on the number of options which can be granted in order for the spread on exercise of any such option not to be counted when determining the $1 million per year limitation on the tax deductibility of compensation to certain employees under such section of the Code.

    The Board of Directors recommends that the stockholders approve the amendments to the 1994 Plan. The affirmative vote of the holders of at least a majority of the Common Stock voting in person or by proxy at the meeting will be required for the approval of the amendments to the 1994 Plan.

    Set forth below is a summary of the principal provisions of the 1994 Plan, a copy of which may be obtained from the Clerk of the Company upon request.

    ADMINISTRATION, TERMINATION AND AMENDMENT

    The 1994 Plan is currently administered by the Compensation Committee of the Board of Directors, consisting of two or more members of the Company's Board of Directors. The members of the Compensation Committee are appointed by the Board of Directors and the Board may from time to time appoint a member or members of the Compensation Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Compensation Committee however caused. The Board also may elect to rescind the delegation to the Compensation Committee of administrative authority over the 1994 Plan and to administer it directly. The decision of the Compensation Committee (or the Board of Directors, as the case may be) as to all questions of interpretation and application of the 1994 Plan shall be final, binding and conclusive on all persons.

    The Board of Directors may modify, amend or terminate the 1994 Plan at any time; provided that, without the approval of the holders of at least a majority of the outstanding shares of Common Stock, the Company may not (i) increase the maximum number of shares for which options may be granted under the 1994 Plan;
(ii) change the designation of the class of persons eligible to receive options under the 1994 Plan; or (iii) make any other change in the 1994 Plan which requires stockholder approval under applicable law or regulations. Termination or any modification or amendment of the 1994 Plan shall not, without the consent of the optionee, affect his or her rights under an option theretofore granted to him or her. Unless sooner terminated, the 1994 Plan will terminate fifteen years and six months from June 6, 1994 (the date upon which the 1994 Plan was adopted by the Board of Directors of the Company).

    ELIGIBILITY TO PARTICIPATE

    Officers and key employees of the Company or its subsidiaries are eligible to receive options under the 1994 Plan. Directors who are not otherwise employees of the Company or a subsidiary are not eligible to receive options under the 1994 Plan. Options granted to eligible individuals are non-qualified options which are not intended to meet the requirements of Section 422 of the Code.

    TERMS AND PROVISIONS OF OPTIONS

    The exercise price of options granted under the 1994 Plan is the fair market value for the Common Stock underlying the option on the date the option is granted, as determined in accordance with the provision of the 1994 Plan. Options granted under the 1994 Plan are not exercisable until the tenth anniversary of the date of grant, provided, however, that the exercisability of such option may be accelerated on such terms as may be set forth in the agreement evidencing such options as determined by the Board of Directors. The duration of any option granted under the 1994 Plan shall be specified by the Board of Directors, but in no event shall an option be exercisable after the expiration of ten years and six months from the date of grant.

    Options shall be exercised by giving written notice to the Company, signed by the person exercising the option, stating the number of shares with respect to which the option is being exercised, accompanied by payment of the option price of such shares, which payment shall be made in cash or, with the consent of the Company, in whole or in part in shares of the Common Stock of the Company already owned by the person exercising the option.

    The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him.

    Options granted to any participant who ceases to be an employee of the Company or one of its subsidiaries, other than by death or disability, may be exercised within 30 days after the date the participant ceases to be an employee, or prior to the date on which the option expires by its terms, whichever is earlier. In case of termination of employment other than by death, the option shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date of such termination of employment. In the event of an optionee's death, his or her option may be exercised prior to the last day of the twelfth month after the date of death or prior to the date on which the option expires by its terms, whichever is earlier. In the event of termination of employment due to disability, the option may be exercised prior to the last day of the sixth month after the date on which the optionee ceases to be an employee or prior to the date on which the option expires by its terms, whichever is earlier. An option that is subject to early termination as discussed above shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date of termination.

    For a discussion of the tax effects of options granted under the 1994 Plan see "Tax Effects of Participation in Option Plans." The high and low sale prices of the Company's Common Stock on the Nasdaq National Market on March 27, 1997 were $41.50 and $40.13, respectively.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE AMENDING THE 1994 PLAN.

         3. AMENDMENTS TO THE CRA MANAGED CARE, INC. 1994 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    GENERAL INFORMATION

    The 1994 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Director Plan") was adopted by the Board of Directors on June 6, 1994 and approved by the Company's stockholders on June 6, 1994. The Director Plan is intended to attract and retain the services of experienced and knowledgeable independent directors who are not employees of the Company for the benefit of the Company and its stockholders and to provide additional incentive for such directors to continue to work in the best interests of the Company and its stockholders through continuing ownership of its Common Stock.

    PROPOSED AMENDMENTS TO THE DIRECTOR PLAN

    The Board of Directors has adopted the amendments to the Director Plan set forth on Appendix B hereto, subject to approval by the stockholders. If so approved, the amendments would result in the following changes to the Director
Plan: (i) increase the aggregate number of shares that may be granted thereunder from 94,000 to 294,000, in each case subject to proportional adjustment for capital changes; (ii) eliminate the requirement set forth in Section 3 of the Director Plan that the members of the committee designated by the Board of Directors to administer the Director Plan be "disinterested persons" as such term was defined under former Rule 16b-3 promulgated under the Exchange Act; and (iii) delete Section 8 of the Director Plan, which restricted the transferability of options granted under the Director Plan.

    The increase in the number of shares reserved for option grants under the Director Plan is intended to provide a sufficient number of shares for future option grants to current and future non-employee directors. The amendments described in clauses (ii) and (iii) of the preceding paragraph are intended to conform the plan to new Rule 16b-3 promulgated under the Exchange Act, which became effective in 1996, and to permit the transfer of options granted under the Director Plan (as permitted by new Rule 16b-3).

    The Board of Directors recommends that the stockholders approve the amendments to the Director Plan. The affirmative vote of the holders of at least a majority of the Common Stock voting in person or by proxy at the meeting will be required for the approval of the amendments to the Director Plan.

    Set forth below is a summary of the principal provisions of the Director Plan, a copy of which may be obtained from the Clerk of the Company upon request.

    ADMINISTRATION, TERMINATION AND AMENDMENT

    The Director Plan is administered by a committee consisting of two or more members of the Board of Directors. The members of the committee are appointed by the Board of Directors and the Board may from time to time appoint a member or members of the committee in substitution for or in addition to the member or members then in office and may fill vacancies on the committee however caused. The Board also may elect to rescind the delegation to the committee of administrative authority over the Director Plan and to administer it directly. Decisions of the committee (or the Board of Directors, as the case may be) as to all questions of interpretation and application of the Director Plan shall be final, binding and conclusive on all persons.

    The Board of Directors may at any time terminate, modify or amend the Director Plan; provided, however, that no modification or amendment may be made more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the Director Plan, (ii) the timing of the grants of options to be granted under the Director Plan or the exercise price or vesting schedule thereof, or (iii) the number of shares subject to options to be granted under the Director Plan either in the aggregate or to one director. Any amendment to the provisions of the Director Plan which (i) materially increases the number of shares which may be subject to options granted thereunder, (ii) materially increases the benefits accruing to participants thereunder, or (iii) materially modifies the requirements for eligibility to participate in the Director Plan, shall be subject to approval by the stockholders of the Company. Termination or any modification or amendment of the Director Plan shall not, without the consent of an optionee, affect such optionee's rights under an option previously granted. Unless sooner terminated, the Director Plan will terminate fifteen years from June 6, 1994, the date upon which it was approved by the stockholders.

    ELIGIBILITY TO PARTICIPATE

    Directors who are not employees of the Company are eligible to receive grants of options under the Director Plan. Options granted under the Director Plan are non-qualified stock options which are not intended to meet the requirements of Section 422 of the Code.

    TERMS AND PROVISIONS OF OPTIONS

    The exercise price for options granted under the Director Plan is the fair market value of the Company's Common Stock covered by the option on the date of grant, as determined in accordance with the provisions of the Director Plan. The options granted under the Director Plan shall become exercisable at such time as is set forth in the agreement evidencing such options; provided, however, that upon the sale of all or substantially all of the stock or assets of the Company, such options shall vest and become immediately exercisable in full prior to consummation of such transaction.

    To the extent that the right to exercise an option has accrued, an option may be exercised in full or in part by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares which payment may be in cash or in whole or in part in shares of the Common Stock of the Company already owned for a period of at least six months by the person or persons exercising the option, valued at fair market value, on the date of exercise.

    Each option expires ten years from the date of grant thereof, subject to earlier termination as provided below. In the event of the death of an optionee, the option granted under the Director Plan may be exercised, to the extent that the optionee was entitled to do so on the date of his or her death by the estate of the optionee or by any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of the optionee.

    In the event that an optionee ceases to be a director of the Company, other than by virtue of death, the option granted to such optionee may be exercised only to the extent that the right to exercise the option has accrued and is in effect on the date that the optionee ceases to be a director. The option may be exercised at any time within ten years after the grant of such option unless the termination as a director was by the Company for cause, in which case the option shall terminate immediately at the time the optionee ceases to be a director of the Company.

    For a discussion of the tax effects of options granted under the Director Plan see "Tax Effects of Participation in Option Plans." The high and low sale prices of the Company's Common Stock on the Nasdaq National Market on March 27, 1997 were $41.50 and $40.13, respectively.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE AMENDING THE DIRECTOR PLAN.

                   4 . ADOPTION OF THE CRA MANAGED CARE, INC.
                             1997 STOCK OPTION PLAN

    GENERAL INFORMATION

    The CRA Managed Care, Inc. 1997 Stock Option Plan (the "1997 Plan") is intended to encourage ownership of the stock of the Company by employees and advisors of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

    The total number of shares of the Company's Common Stock for which options may be granted under the 1997 Plan is 600,000 shares, subject to proportional adjustment for capital changes. The full text of the 1997 Plan is set forth in Appendix C to this Proxy Statement. Set forth below is a summary of the principal provisions of the 1997 Plan.

    ELIGIBILITY

    Key employees (including officers and directors who are also employees) of the Company or its subsidiaries shall be eligible for options designated as incentive stock options. Officers, key employees, consultants and advisors of the Company or its subsidiaries may be granted options designated as non-qualified options. Option grants to directors who are not otherwise employees of the Company shall be made only by the Board of Directors. No option designated as an incentive stock option shall be granted to any employee of the Company or a subsidiary if such employee owns, immediately prior to the grant of an option, stock possessing more that 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable for more than five years from the date it is granted.

    ADMINISTRATION, TERMINATION AND AMENDMENT

    The 1997 Plan shall be administered by the Board of Directors or by a committee of the Board of Directors. No member of the Board of Directors may act upon any matter exclusively affecting any option granted or to be granted to himself or herself under the 1997 Plan. The Board of Directors may, in its discretion, delegate its powers, duties and responsibilities (other than the authority to grant options to non-employee directors) to a committee consisting of two or more directors. In the event such a committee is so appointed, the 1997 Plan provides that all references to the Board of Directors contained therein shall be deemed to be references to such committee, unless the context otherwise requires. The Board of Directors may at any time and from time to time appoint a member or members of such committee in substitution for or in addition to the number of members then in office and may fill vacancies on such committee, however caused. The Board of Directors shall have sole authority to select persons for participation in the 1997 Plan and all decisions concerning the timing, pricing and amount of any grant or award under the 1997 Plan. The Board of Directors shall have the authority to (i) adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the 1997 Plan, and
(ii) correct any defect or supply any omission or reconcile any inconsistency in the 1997 Plan or in any option agreement granted thereunder in the manner and to the extent it shall deem expedient to carry the 1997 Plan into effect and shall be the sole and final judge of such expediency. No member of the Board of Directors shall be liable for any action or determination made in good faith. Determinations by the Board of Directors as to the interpretation and operation of the 1997 Plan shall be final and conclusive.

    The 1997 Plan will continue in effect for ten years from January 22, 1997, the date the 1997 Plan was duly adopted by the Board of Directors. The Board of Directors may terminate, amend or modify the 1997 Plan, except that the Board of Directors may not , without stockholder approval, do any of the following: (i) increase the maximum number of shares for which options may be granted under the 1997 Plan; (ii) change the designation of the class of persons eligible to receive options under the 1997 Plan; or (iii) make any other change in the 1997 Plan which requires stockholder approval under applicable law or regulations.

    TERMS AND PROVISIONS OF OPTIONS

    Options granted pursuant to the 1997 Plan may be designated as either incentive stock options meeting the requirements of Section 422 of the Code, or non-qualified stock options which are not intended to meet the requirements of such Section 422 of the Code. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be the fair market value of such common Stock at the time the option is granted as determined in accordance with the provisions of the 1997 Plan. The option price of shares of the Company's Common Stock for options designated as non-qualified stock options shall not be less than 50% of the fair market value of such Common Stock on the date the option is granted.

    Each option granted under the 1997 Plan shall be exercisable at such time or times and during such period as determined by the Board of Directors, which shall be set forth in each option agreement; provided, however, that no option granted under the 1997 Plan shall have a term in excess of ten years from the date of grant. Notwithstanding the foregoing, the Board of Directors may (i) specifically provide for another time or times of exercise (not later than ten years from the date of grant) or (ii) accelerate the exercisability of any option subject to such terms and conditions as the Board of Directors deems necessary and appropriate.

    An option granted to any employee optionee who ceases to be an employee of the Company of one of its subsidiaries shall, except as provided below, terminate on the last day of the first month after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first. If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate on the date the optionee ceases to be an employee of the Company or one of its subsidiaries. If such termination of employment is because the optionee has become permanently disabled, such option shall terminate on the last day of the sixth month from the date of termination of employment, or on the date on which the option expires by its terms, whichever occurs first. In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first. Notwithstanding the foregoing, the Board of Directors shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the optionee's employment had occurred.

    An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

    The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him.

    The Board of Directors shall be authorized to (i) formulate such provisions regarding the treatment of options in connection with a change in control of the Company as the Board of Directors shall, in its sole discretion, deem advisable and (ii) include such provisions, if any, in such agreements entered into by the Company with recipients of options granted hereunder as the Board of Directors shall, in its sole discretion, deem advisable. Such provisions relating to the treatment of options in connection with a change in control need not be consistent in each such agreement.

    For a discussion of the tax effects of options granted under the Director Plan see "Tax Effects of Participation in Option Plans." The high and low sales prices of the Company's Common Stock on the Nasdaq National Market on March 27, 1997 were $41.50 and $40.13, respectively.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE ADOPTING THE 1997 PLAN.

                  TAX EFFECTS OF PARTICIPATION IN OPTION PLANS

    The 1994 Plan and the Director Plan provide for the grant of non-qualified stock options which are not intended to meet the requirements of Section 422 of the Code. The 1997 Plan permits the grant of either non-qualified stock options or incentive stock options which are intended to satisfy the requirements of
Section 422 of the Code.

    INCENTIVE STOCK OPTIONS. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the date the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price (the stock's basis) and the amount received for such shares upon disposition.

    In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and the optionee's basis in the stock.

    For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income. If the alternative minimum tax applies to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

    The Company will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

    Under proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Company will be treated as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance also will be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

    NONQUALIFIED STOCK OPTIONS. As in the case of incentive stock options, no income is recognized by the optionee on the grant of a nonqualified stock option. On the exercise by an optionee of a nonqualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) generally deductible for income tax purposes by the Company.

    The Internal Revenue Service will treat the exercise of a nonqualified stock option with already owned stock of the Company as two transactions. First, there will be a tax-free exchange of the old shares for a like number of shares under
Section 1036 of the Code, with such exchanged shares retaining the basis and holding periods of the old shares. Second, there will be an issuance of additional new shares having a value equal to the difference between the fair market value of all the new shares being acquired (including the exchanged shares and the additional new shares) and the aggregate option price for those shares. The employee will recognize ordinary income under Section 83 of the Code, in an amount equal to the fair market value of the additional new shares (i.e., the spread on the option). The additional new shares will have a basis equal to the fair market value of the additional new shares.

    The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income the optionee had to recognize with respect to the nonqualified stock option. Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a nonqualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and the optionee's basis in the stock.

    For all options, different tax rules may apply if the optionee is subject to
Section 16 of the Securities Exchange Act of 1934.

                               NEW PLAN BENEFITS

    It is not possible to state the individuals who will receive grants of stock options in the future under the 1994 Plan, the Director Plan or the 1997 Plan, nor the amount of options which will be granted thereunder. The following table provides information with respect to options granted through March 28, 1997 under the 1994 Plan, the Director Plan and the 1997 Plan. See "Amendments to the CRA Managed Care, Inc. 1994 Time Accelerated Restricted Stock Option Plan," "Amendments to the CRA Managed Care, Inc. 1994 Non-Qualified Stock Option Plan for Non-Employee Directors" and "Adoption of the CRA Managed Care, Inc. 1997 Stock Option Plan" for a description of the options which are provided for under such plans.

                                                     1994 PLAN                DIRECTOR PLAN                     1997 PLAN
                                              ------------------------  --------------------------  -----------------------------
                                                 DOLLAR       NUMBER       DOLLAR        NUMBER       DOLLAR         NUMBER
 NAME AND POSITION                              VALUE(1)     OF UNITS     VALUE (1)     OF UNITS       VALUE        OF UNITS
--------------------------------------------  -------------  ---------  -------------  -----------  -----------   ---------------
Donald J. Larson, President,
Chief Executive Officer and
  Director                                         (2)         100,000          --            --           --            --

Joseph F. Pesce, Senior Vice
President-Finance and
Administrative, Chief
Financial Officer and
Treasurer                                          (3)         146,700          --            --           --            --

John A. McCarthy, Senior
Vice President-Cost
Containment and Corporate
Development                                        (4)         142,000          --            --           --            --

Peter R. Gates, Senior Vice
President-Marketing and Sales                      (5)          75,000          --            --           --            --

Anne E. Kirby, Vice
President-Marketing and
Product Development                                (6)          66,000          --            --           --            --

Mitchell T. Rabkin, Director                       --             --           (7)         23,500          --            --


Executive Officers as a Group                      (8)         529,700          --            --           --            --

Directors as a Group
(excluding Executive Officers)                     --             --           (7)         47,000          --            --


                                                     1994 PLAN                DIRECTOR PLAN                     1997 PLAN
                                              ------------------------  --------------------------  -----------------------------
                                                 DOLLAR       NUMBER       DOLLAR        NUMBER       DOLLAR         NUMBER
 NAME AND POSITION                              VALUE(1)     OF UNITS     VALUE (1)     OF UNITS       VALUE        OF UNITS
--------------------------------------------  -------------  ---------  -------------  -----------  -----------   ---------------
Employees as a Group
(excluding Executive Officers)                     (9)         527,419          --            --           --            --


------------------------

(1) The dollar value of the options is equal to the difference between the exercise price of the options granted and the market value of the Company's Common Stock as of the date of exercise. Accordingly, such dollar value is not readily ascertainable.

(2) The exercise price per share is $48.50.

(3) The exercise price per share is $5.89 for 51,700 options granted prior to January 31, 1995, $22.75 for 5,000 options granted October 1, 1995, $22.12 for 20,000 options granted January 3, 1996, $36.12 for 25,000 options granted April 10, 1996 and $48.50 for 45,000 options granted December 10, 1996.

(4) The exercise price per share is $5.89 for 47,000 options granted on or prior to January 31, 1995, $22.75 for 5,000 options granted October 1, 1995, $22.12 for 20,000 options granted January 3, 1996, $36.12 for 25,000 options granted April 10, 1996 and $48.50 for 45,000 options granted December 10, 1996.

(5) The exercise price per share is $41.38 for 50,000 options granted August 5, 1996 and $48.50 for 25,000 options granted December 10, 1996.

(6) The exercise price per share is $5.89 for 47,000 options granted on or prior to January 31, 1995, $22.75 for 5,000 options granted October 1, 1995, $36.12 for 10,000 options granted April 10, 1996 and $49.25 for 4,000 options granted January 22, 1997.

(7) The exercise price per share is $5.89.

(8) The exercise price per share is $5.89 for 145,700 options granted on or prior to January 31, 1995, $22.75 for 15,000 options granted on October 24, 1995, $22.12 for 40,000 options granted on January 3, 1996, $36.12 for
    60,000 options granted on April 10, 1996, $41.38 for 50,000 options granted on August 5, 1996, $48.50 for 215,000 options granted on December 10, 1996 and $49.25 for 4,000 options granted on January 22, 1997.

(9) The exercise price per share is $5.89, $7.41 and $8.15 for 110,450, 4,639 and 14,730 options, respectively, granted on or prior to January 31, 1995, $22.75 for 78,800 options granted on October 24, 1995, $36.12 for 181,800 options granted on April 10, 1996, $46.25 for 20,000 options issued May 29, 1996, $48.75 for 50,000 options granted on October 28, 1996, $48.50 for
    20,000 options granted December 10, 1996 and $49.25 for 47,000 options granted on January 22, 1997.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed Arthur Andersen LLP, as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1997. Arthur Andersen LLP, certified public accountants, has served as independent accountants since 1994 to audit the financial statements of the Company. A representative of Arthur Andersen LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF ARTHUR
                                    ANDERSEN LLP.

    COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's officers and directors and persons owning greater than 10% of the outstanding Company Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and persons owning greater than 10% of the outstanding Company Common Stock are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

    Based solely on copies of such forms furnished, as provided above, and certificates from officers, directors and persons owning greater than 10% of the Company's Common Stock, the Company believes that during fiscal year 1996 there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and persons owning greater than 10% of the Company's Common Stock.

                  TIME FOR SUBMISSION OF STOCKHOLDER PROPOSALS

    Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Company's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 1998 must be received at the Company's principal executive offices in Boston, Massachusetts on or before January 4, 1998. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusions.

                                 OTHER MATTERS

    Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

    The cost of this solicitation will be borne by the Company. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

                             10-K REPORT

    THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO MARTHA KUPPENS, CRA MANAGED CARE, INC., 312 UNION WHARF, BOSTON, MASSACHUSETTS 02109.

                                 VOTING PROXIES

    The Board of Directors recommends an affirmative vote on all proposals. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

BY ORDER OF THE BOARD OF DIRECTORS



JOSEPH F. PESCE,
Senior Vice President--Finance and Administration
Chief Financial Officer and Treasurer

April 4, 1997

                                                                 APPENDIX A

    Amendments to the CRA Managed Care, Inc. 1994 Time Accelerated Restricted Stock Option Plan

    RESOLVED: That Section 3(b) of the Corporation's 1994 Time Accelerated
              Restricted Stock Option Plan be amended and restated in its entirety as follows:

"     (b) The Board of Directors may, in its discretion, delegate its powers, duties and responsibilities to a committee (the "Committee") consisting of two or more directors. The Board may at any time and from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. If a committee is so appointed, all references to the Board of Directors herein shall mean and relate to such committee, unless the context otherwise requires."

    FURTHER RESOLVED: That Section 3(c) of the Corporation's 1994 Time Accelerated Restricted Stock Option Plan be amended and restated in its entirety as follows:

"      (c) With respect to the participation of any officer or director in the Plan, his or her selection as an optionee and the number of option shares to be allocated to such officer or director shall be determined either (i) by the Board of Directors or (ii) by, or only in accordance with, the recommendations of a Committee, as defined in Section 3(b) above. The provisions of this Section 3(c) shall not apply with respect to any option granted prior to the date of the first registration of an equity security of the Corporation under Section 12 of the Securities and Exchange Act of 1934."

    FURTHER RESOLVED: That Section 5 of the Corporation's 1994 Time Accelerated
                      Restricted Stock Option Plan be amended by adding the following sentence at the end of such section:

"     (d) The maximum number of shares of Common Stock with respect to which an Option may be granted to any employee in any one taxable year of the Corporation shall not exceed 500,000 shares, taking into account shares subject to options granted and terminated, or repriced, during such taxable year."

    FURTHER RESOLVED: That Section 12(a) of the Corporation's 1994 Time Accelerated Restricted Stock Option Plan be amended and restated in its entirety as follows:

"     (a) In the event that the outstanding shares of the Common Stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan, the maximum number of shares that may be granted to optionees in any year under Section 5 hereof and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share."

                                                                    APPENDIX B

Amendments to the CRA Managed Care, Inc. 1994 Non-Qualified Stock Option Plan for Non-Employee Directors

    RESOLVED: That there be reserved from the Corporation's authorized but unissued capital stock an additional 200,000 shares of common stock for issuance upon options granted pursuant to the Corporation's 1994 Non-Qualified Stock Option Plan for Non-Employee Directors.

    FURTHER
    RESOLVED: That Section 3 of the Corporation's 1994 Non-Qualified
              Stock Option Plan for Non-Employee Directors be amended and restated to read as follows:

    "3. ADMINISTRATION OF THE PLAN.

    The Plan shall be administered by a committee (the "Committee") of the Board of Directors of CRA (the "Board") consisting of two or more members appointed by the Board. The Board may at any time and from time to time thereafter appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of this Plan shall be final and binding on all persons."

    FURTHER
    RESOLVED: That Section 8 of the Corporation's 1994 Non-Qualified Stock
              Option Plan for Non-Employee Directors is hereby deleted in its entirety.

                                   APPENDIX C

                             CRA MANAGED CARE, INC.
                             1997 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN. This stock option plan (the "Plan") is intended to encourage ownership of the stock of CRA Managed Care, Inc. (the "Company") by employees and advisors of the Company and its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

2.  STOCK SUBJECT TO THE PLAN.

    (a) The total number of shares of the authorized but unissued or Treasury shares of the common stock, $.01 par value, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 600,000 shares, subject to adjustment as provided in Section 12 hereof.

    (b) If an option granted hereunder shall expire or terminate for any reason without having vested fully or having been exercised in full, the unvested and/or unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

    (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors or Committee.

3.  ADMINISTRATION OF THE PLAN.

    (a) The Plan shall be administered by the Board of Directors of the Company. No member of the Board of Directors shall act upon any matter exclusively affecting any option granted or to be granted to himself or herself under the Plan. A majority of the members of the Board of Directors shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board of Directors as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The selection of persons for participation in the Plan and all decisions concerning the timing, pricing and amount of any grant or award under the Plan shall be made solely by the Board of Directors. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith.

    (b) The Board of Directors may, in its discretion, delegate its powers, duties and responsibilities to a committee (the "Committee") consisting of two or more directors of the Board of Directors to whom the Board (except as provided in Section 5(c) hereof) may delegate its authority hereunder. The selection of persons for participation in the Plan and all decisions concerning the timing, pricing and amount of any grant or award under the Plan shall be made solely by the Committee, if so appointed. The Board may at any time and from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith. If a committee is so appointed, all references to the Board of Directors herein shall mean and relate to such committee, unless the context otherwise requires.

4. TYPE OF OPTIONS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board of Directors. The Plan shall be administered by the Board of Directors in such manner as to permit options to qualify as incentive stock options under the Code.

5.  ELIGIBILITY.

    (a) Options designated as incentive stock options shall be granted only to key employees (including officers and directors who are also employees) of the Company or any of its present or future subsidiaries. Options designated as non-qualified options may be granted to officers, key employees, consultants and advisors of the Company or of any of its present or future subsidiaries. "Subsidiary" or "subsidiaries" shall be as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations").

    (b) The maximum number of shares of the Company's Common Stock with respect to which an option or options may be granted to any employee in any one taxable year of the Company shall not exceed 600,000 shares, taking into account shares granted during such taxable year under options that are terminated or repriced.

    (c) Option grants to directors who are not otherwise employees of the Company shall be made only by the Board of Directors.

    (d) The Board of Directors shall, from time to time, at its sole discretion, select from such eligible persons those to whom options shall be granted and shall determine the number of shares to be subject to each option. In determining the eligibility of a person to be granted an option, as well as in determining the number of shares to be granted to any person, the Board of Directors in its sole discretion shall take into account the position and responsibilities of the person being considered, the nature and value to the Company or its subsidiaries of his or her or its service and accomplishments, his or her or its present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board of Directors may deem relevant.

    (e) No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or of a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply.

6.  OPTION AGREEMENT. Each option shall be evidenced by an option agreement
(the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board of Directors, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Board of Directors. More than one option may be granted to an individual.

7.  OPTION PRICE. The option price or prices of shares of the Company's
Common Stock for options designated as non-qualified stock options shall be determined based upon the fair market value of such Common Stock as determined by the Board of Directors, but in no event shall the option price of a non-qualified stock option be less than 50% of the fair market value of such Common Stock at the time the option is granted, as determined by the Board of Directors. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be the fair market value of such Common Stock at the time the option is granted as determined by the Board of Directors in accordance with the Regulations promulgated under Section 422 of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the business day immediately preceding the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in The Nasdaq National Market for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in The Nasdaq National Market, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board of Directors.

8.  MANNER OF PAYMENT; MANNER OF EXERCISE.

    (a) Options granted under the Plan may provide for the payment of the exercise price, as determined by the Board of Directors, by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board of Directors. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Board of Directors in accordance with Section 7 hereof.

    (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above.

Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, after seven (7) but not more than thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option. Upon exercise of the option and payment as provided above, the optionee shall become a shareholder of the Company as to the Shares acquired upon such exercise.

9.  EXERCISE OF OPTIONS.

    (a) Each option granted under the Plan shall, subject to Section 10(b) and
Section 12 hereof, be exercisable at such time or times and during such period as determined by the Board of Directors which shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant.

    (b) To the extent that an option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock.

    (c) Notwithstanding the foregoing, the Board of Directors may in its discretion (i) specifically provide for another time or times of exercise or
(ii) accelerate the exercisability of any option subject to such terms and conditions as the Board of Directors deems necessary and appropriate.

10. TERM OF OPTIONS; EXERCISABILITY.

    (a) Term.

        (i) Each option shall expire not more than ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

        (ii) Except as otherwise provided in this Section 10, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate on the last day of the first month after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

        (iii) If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate on the date the optionee ceases to be an employee of the Company or one of its subsidiaries.

         (iv) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the sixth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

          (v) In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

          (vi) Notwithstanding subparagraphs (ii), (iii), (iv) and (v) above, the Board shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the optionee's employment had occurred.

    (b) EXERCISABILITY.

        (i) An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

        (ii) In the event of the death of any optionee, the option granted to such optionee may be exercised by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

11. OPTIONS NOT TRANSFERABLE. The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such option.

12. RECAPITALIZATIONS, REORGANIZATIONS AND THE LIKE.

    (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

    (b) The Board of Directors shall be authorized to (i) formulate and adopt such provisions regarding the treatment of options in connection with a change in control of the Company as the Board of Directors shall, in its sole discretion, deem advisable; and (ii) include such provisions, if any, in such agreements entered into by the Company with recipients of options granted hereunder as the Board of Directors shall, in its sole discretion, deem advisable. Such provisions relating to the treatment of options in connection with a change in control need not be consistent in each such agreement.

    (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

    (d) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

13. NO SPECIAL EMPLOYMENT RIGHTS. Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time.

14. WITHHOLDING. The Company's obligation to deliver shares upon the exercise of any option granted under the Plan or any payments or transfers under
Section 12 hereof shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, excise, employment and any other tax withholding requirements.

15. RESTRICTIONS ON ISSUE OF SHARES.

    (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

        (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

        (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

    (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

16. PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION. Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

17. LOANS. The Company may not make loans to optionees to permit them to exercise options.

18. MODIFICATION OF OUTSTANDING OPTIONS. The Board of Directors may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

19. APPROVAL OF STOCKHOLDERS. The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of the stockholders as provided for under applicable state law, within twelve (12) months after the adoption of the Plan by the Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval. The Board of Directors may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

20. TERMINATION AND AMENDMENT. Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 20, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 19, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations. The Board of Directors may terminate, amend or modify any outstanding option without the consent of the option holder, provided, however, that, except as provided in Section 12, without the consent of the optionee, the Board of Directors shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

21. RESERVATION OF STOCK. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

22. LIMITATION OF RIGHTS IN THE OPTION SHARES. An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

23. NOTICES. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

                             CRA MANAGED CARE, INC.
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 6, 1996

/X/ Please mark votes as in this example.

This proxy is solicited on behalf of the Board of Directors. Shares will be voted as specified. If no specification is made, the shares represented will be voted FOR the election of the directors as forth in the proxy statement and FOR proposals 2 through 5.

The Board of Directors recommends a vote FOR the following matters described in the Proxy Statement for the meeting.

1. Election of two Directors to serve for a term of three years.          Withhold vote for all nominees listed. / /
Nominees: Donald J. Larson and Mitchell T. Rabkin, M.D.                   / / ----------------------------------------------------
                                                                          To withhold authority to vote for any individual nominee,
                                                                          check the box immediately above and write that nominee's
                                                                          name on the space provided.
For all nominees listed
(except as marked to the contrary) / /

2. Proposal to amend the CRA Managed Care, Inc. 1994 Time Accelerated Restricted Stock Option Plan.

   FOR / /      AGAINST / /      ABSTAIN / /

3. Proposal to amend the CRA Managed Care, Inc. 1994 Non-Qualified Stock Option Plan for Non-Employee Directors.

 FOR / /      AGAINST / /      ABSTAIN / /

4. Proposal to adopt the CRA Managed Care, Inc. 1997 Stock Option Plan.

 FOR / /      AGAINST / /      ABSTAIN / /

5. Proposal to ratify, confirm and approve the selection of Arthur Anderson LLP as the independent certified public accountants of the Company for fiscal year 1997.

 FOR / /      AGAINST / /      ABSTAIN / /

6. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

Mark here if you plan to attend the Meeting / /

                             CRA MANAGED CARE, INC.
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 6, 1996

The undersigned hereby appoints Donald J. Larson and Joseph F. Pesce and each of them, with full power of substitution, attorneys and proxies to vote all shares of stock the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of CRA Managed Care, Inc. to be held May 6, 1997 at 10:00 a.m. at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts, and at any adjournments thereof, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting, as set forth on the reverse side, hereby revoking any proxy heretofore given.

Mark here for address change and note below / /                           Dated: -------------------------------------, 1997

                                                                          --------------------------------------------------------
                                                                                                 (signature)
                                                                          --------------------------------------------------------
                                                                                                 (signature)
                                                                          PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND
                                                                          RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU
                                                                          EXPECT TO ATTEND THE MEETING IN PERSON.
                                                                          Please sign exactly as your name(s) appear(s) hereon. When shares are held by more than one person, all owners should sign. When signing as attorney, executor, administrator,
                                                                          trustee or guardian, please give full title as such. If a
                                                                          corporation, please sign in full corporate name by
                                                                          President or other authorized officer. If a partnership,
                                                                          please sign in partnership name by authorized person.